EXHIBIT 10.6
Joinder Agreement for Securities Purchase Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Securities Purchase Agreement (the “Agreement”) dated as of February 24, 2010, by and among SinoHub, Inc. (the “Company”) and the parties named therein, and for all purposes of the Agreement, the undersigned shall be included within the term “Investor” (as defined in the Agreement).  The undersigned further confirms that the representations and warranties contained in Section 3.2 of the Agreement are true and correct as to the undersigned as of the date hereof.

Date: February 26, 2010

NAME OF INVESTOR

JAYHAWK PRIVATE EQUITY FUND II, L.P.

By:	/s/ Michael D. Schmitz
Name: Michael D. Schmitz
Title: Chief Financial Officer

Investment Amount: $	399,999

Tax ID No.:

ADDRESS FOR NOTICE

c/o:	Jayhawk Private Equity Fund II, L.P.

Street:	930 Tahoe Blvd., 802-281

City/State/Zip:	Incline Village, NV 89451

Attention:	Mike Schmitz

Tel:	775-832-8199

Fax:	866-832-1238

DELIVERY INSTRUCTIONS (if different from above)

c/o:	Jayhawk Private Equity Fund II, L.P.

Street:	7335 Cottonwood Drive

City/State/Zip:	Shawnee, KS 66216

Attention:	Mike Schmitz

Tel:	775-832-8199